                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report -April 25, 2005
                        ---------------------------------
                        (Date of Earliest Event Reported)



                                POPULAR ABS, INC.
    -------------------------------------------------------------------------
    (as depositor under a certain Pooling and Servicing Agreement dated as of
     December 31, 2004, providing for the issuance of Mortgage Pass-Through
                          Certificates, Series 2005-1)
             (Exact Name of Registrant as specified in its charter)



        Delaware               333-115371-03                  52-2029487
------------------------    --------------------        -----------------------
(State of Incorporation)    (Commission File No.)       (IRS Employer I.D. No.)

     103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19803
     -----------------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code: (302) 478-6160

Item 8.01.        Other Events.
------------------------------

                  Attached hereto as Annex A is a copy of the Statement to Certificateholders sent to Class AF-1, AF-2, AF-3, AF-4, AF-5, AF-6, AV-1A, AV-1B, AV-2, M-1, M-2, M-3, M-4, B-1 and B-2 Certificateholders with respect to the April 25, 2005 Distribution Date.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     POPULAR ABS, INC.



                                         By:  /s/ James H. Jenkins
                                              ----------------------------------
                                              James H. Jenkins,
                                              Executive Vice President and CFO



Dated: April 25, 2005

--------------------------------------------------------------------------------
                 Popular ABS Mortgage Pass-Through Trust 2005-1

                        Statement to Certificateholders

                                 April 25, 2005
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                        DISTRIBUTION IN DOLLARS
------------------------------------------------------------------------------------------------------------------------------------
            ORIGINAL        BEGINNING                                                                                     ENDING
              FACE          PRINCIPAL                                                         REALIZED    DEFERRED      PRINCIPAL
CLASS        VALUE           BALANCE         PRINCIPAL         INTEREST          TOTAL         LOSSES     INTEREST       BALANCE
------------------------------------------------------------------------------------------------------------------------------------
 AF1     136,000,000.00   130,977,304.37     5,145,113.59       334,974.46     5,480,088.05        0.00        0.00   125,832,190.78
 AF2      31,000,000.00    31,000,000.00             0.00       101,111.67       101,111.67        0.00        0.00    31,000,000.00
 AF3      41,000,000.00    41,000,000.00             0.00       141,518.33       141,518.33        0.00        0.00    41,000,000.00
 AF4      35,000,000.00    35,000,000.00             0.00       134,400.00       134,400.00        0.00        0.00    35,000,000.00
 AF5      10,060,000.00    10,060,000.00             0.00        43,853.22        43,853.22        0.00        0.00    10,060,000.00
 AF6      15,000,000.00    15,000,000.00             0.00        57,725.00        57,725.00        0.00        0.00    15,000,000.00
 AV1A    152,800,000.00   150,290,897.19     2,581,610.95       401,193.20     2,982,804.15        0.00        0.00   147,709,286.24
 AV1B     38,200,000.00    37,572,724.30       645,402.74       103,533.73       748,936.47        0.00        0.00    36,927,321.56
 AV2      45,000,000.00    40,921,096.94       908,474.32       109,941.35     1,018,415.67        0.00        0.00    40,012,622.62
  M1      44,060,000.00    44,060,000.00             0.00       189,458.00       189,458.00        0.00        0.00    44,060,000.00
  M2      34,380,000.00    34,380,000.00             0.00       157,775.55       157,775.55        0.00        0.00    34,380,000.00
  M3       9,690,000.00     9,690,000.00             0.00        45,260.38        45,260.38        0.00        0.00     9,690,000.00
  M4       9,060,000.00     9,060,000.00             0.00        43,035.00        43,035.00        0.00        0.00     9,060,000.00
  B1       6,250,000.00     6,250,000.00             0.00        23,357.64        23,357.64        0.00        0.00     6,250,000.00
  B2       5,000,000.00     5,000,000.00             0.00        20,838.89        20,838.89        0.00        0.00     5,000,000.00
  B3       6,250,000.00     6,250,000.00             0.00        32,829.86        32,829.86        0.00        0.00     6,250,000.00
  B4       6,250,000.00     6,250,000.00             0.00        34,175.35        34,175.35        0.00        0.00     6,250,000.00
  R1               0.00             0.00             0.00             0.00             0.00        0.00        0.00             0.00
  R2               0.00             0.00             0.00             0.00             0.00        0.00        0.00             0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTALS   625,000,000.00   612,762,022.80     9,280,601.60     1,974,981.63    11,255,583.23        0.00        0.00   603,481,421.20
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
   X     489,836,905.25   615,237,035.16             0.00            19.03            19.03        0.00        0.00   607,365,788.79
------------------------------------------------------------------------------------------------------------------------------------

[LOGO] JPMorgan  Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                 Popular ABS Mortgage Pass-Through Trust 2005-1

                         Statement to Certificateholders

                                 April 25, 2005
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------ ---------------------
              FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                                   PASS-THROUGH RATES
------------------------------------------------------------------------------------------------------------ ---------------------
                                                                                                                         CURRENT
                            BEGINNING                                                             ENDING                PASS-THRU
CLASS        CUSIP          PRINCIPAL        PRINCIPAL         INTEREST          TOTAL          PRINCIPAL     CLASS        RATE
------------------------------------------------------------------------------------------------------------ ---------------------
 AF1       73316PBH2        963.06841449    37.83171757       2.46304750      40.29476507     925.23669691      AF1      2.970000%
 AF2       73316PBJ8      1,000.00000000     0.00000000       3.26166677       3.26166677   1,000.00000000      AF2      3.914000%
 AF3       73316PBK5      1,000.00000000     0.00000000       3.45166659       3.45166659   1,000.00000000      AF3      4.142000%
 AF4       73316PBL3      1,000.00000000     0.00000000       3.84000000       3.84000000   1,000.00000000      AF4      4.608000%
 AF5       73316PBM1      1,000.00000000     0.00000000       4.35916700       4.35916700   1,000.00000000      AF5      5.231000%
 AF6       73316PBN9      1,000.00000000     0.00000000       3.84833333       3.84833333   1,000.00000000      AF6      4.618000%
 AV1A      73316PBP4        983.57917009    16.89535962       2.62560995      19.52096957     966.68381047     AV1A      3.100000%
 AV1B      73316PBQ2        983.57917016    16.89535969       2.71030707      19.60566675     966.68381047     AV1B      3.200000%
 AV2       73316PBR0        909.35770978    20.18831822       2.44314111      22.63145933     889.16939156      AV2      3.120000%
  M1       73316PBS8      1,000.00000000     0.00000000       4.30000000       4.30000000   1,000.00000000      M1       5.160000%
  M2       73316PBT6      1,000.00000000     0.00000000       4.58916667       4.58916667   1,000.00000000      M2       5.507000%
  M3       73316PBU3      1,000.00000000     0.00000000       4.67083385       4.67083385   1,000.00000000      M3       5.605000%
  M4       73316PBV1      1,000.00000000     0.00000000       4.75000000       4.75000000   1,000.00000000      M4       5.700000%
  B1       733169BW9      1,000.00000000     0.00000000       3.73722240       3.73722240   1,000.00000000      B1       4.340000%
  B2       73316PBX7      1,000.00000000     0.00000000       4.16777800       4.16777800   1,000.00000000      B2       4.840000%
  B3       73316PBY5      1,000.00000000     0.00000000       5.25277760       5.25277760   1,000.00000000      B3       6.100000%
  B4       73316PBZ2      1,000.00000000     0.00000000       5.46805600       5.46805600   1,000.00000000      B4       6.350000%
----------------------------------------------------------------------------------------------------------------------------------
TOTALS                      980.41923648    14.84896256       3.15997061      18.00893317     965.57027392
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
  X           N/A         1,256.00384243     0.00000000       0.00003885       0.00003885   1,239.93472578       X       0.000000%
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE
                          ADMINISTRATOR LISTED BELOW:

                                   RYAN VAUGHN
           JPMorgan Chase Bank, N.A. - Structured Finance Services NY
                             4 NEW YORK PLAZA FLR 6,
                            New York, New York 10004
                    Tel: (212) 623-4484 / Fax: (212) 623-5930
                        Email: Ryan.M.Vaughn@JPMorgan.com
--------------------------------------------------------------------------------

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

--------------------------------------------------------------------------------
                 Popular ABS Mortgage Pass-Through Trust 2005-1

                                 April 25, 2005
--------------------------------------------------------------------------------

Sec. 4.03(a)(i)    Funds Allocable to Certificate Principal

                         Group I Scheduled Principal                           370,963.31
                         Group I Curtailments                                   20,971.96
                         Group I Prepayments                                 3,971,839.67
                         Group I Repurchases                                         0.00
                         Group I Liquidation Proceeds                                0.00

                         Group II-A Scheduled Principal                        167,150.63
                         Group II-A Curtailments                                 5,309.75
                         Group II-A Prepayments                              2,564,497.94
                         Group II-A Repurchases                                      0.00
                         Group II-A Liquidation Proceeds                             0.00

                         Group II-B Scheduled Principal                         37,272.19
                         Group II-B Curtailments                                 1,595.59
                         Group II-B Prepayments                                731,645.33
                         Group II-B Repurchases                                      0.00
                         Group II-B Liquidation Proceeds                             0.00

                         Extra Principal Distribution Amount                 1,409,355.23

Sec. 4.03 (a)(ii)  Interest Distribution Amounts

                         Interest Distribution - AF-1                          334,974.46
                         Unpaid Interest - AF-1                                      0.00
                         Remaining Unpaid Interest - AF-1                            0.00

                         Interest Distribution - AF-2                          101,111.67
                         Unpaid Interest - AF-2                                      0.00
                         Remaining Unpaid Interest - AF-2                            0.00

                         Interest Distribution - AF-3                          141,518.33
                         Unpaid Interest - AF-3                                      0.00
                         Remaining Unpaid Interest - AF-3                            0.00

                         Interest Distribution - AF-4                          134,400.00
                         Unpaid Interest - AF-4                                      0.00
                         Remaining Unpaid Interest - AF-4                            0.00

                         Interest Distribution - AF-5                           43,853.22
                         Unpaid Interest - AF-5                                      0.00
                         Remaining Unpaid Interest - AF-5                            0.00

                         Interest Distribution - AF-6                           57,725.00
                         Unpaid Interest - AF-6                                      0.00
                         Remaining Unpaid Interest - AF-6                            0.00

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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 Popular ABS Mortgage Pass-Through Trust 2005-1

                                 April 25, 2005
--------------------------------------------------------------------------------

                          Interest Distribution - AV-1A                        401,193.20
                          Unpaid Interest - AV-1A                                    0.00
                          Remaining Unpaid Interest - AV-1A                          0.00

                          Interest Distribution - AV-1B                        103,533.73
                          Unpaid Interest - AV-1B                                    0.00
                          Remaining Unpaid Interest - AV-1B                          0.00

                          Interest Distribution - AV-2                         109,941.35
                          Unpaid Interest - AV-2                                     0.00
                          Remaining Unpaid Interest - AV-2                           0.00

                          Interest Distribution - M-1                          189,458.00
                          Unpaid Interest - M-1                                      0.00
                          Remaining Unpaid Interest - M-1                            0.00

                          Interest Distribution - M-2                          157,775.55
                          Unpaid Interest - M-2                                      0.00
                          Remaining Unpaid Interest - M-2                            0.00

                          Interest Distribution - M-3                           45,260.38
                          Unpaid Interest - M-3                                      0.00
                          Remaining Unpaid Interest - M-3                            0.00

                          Interest Distribution - M-4                           43,035.00
                          Unpaid Interest - M-4                                      0.00
                          Remaining Unpaid Interest - M-4                            0.00

                          Interest Distribution - B-1                           23,357.64
                          Unpaid Interest - B-1                                      0.00
                          Remaining Unpaid Interest - B-1                            0.00

                          Interest Distribution - B-2                           20,838.89
                          Unpaid Interest - B-2                                      0.00
                          Remaining Unpaid Interest - B-2                            0.00

                          Interest Distribution - B-3                           32,829.86
                          Unpaid Interest - B-3                                      0.00
                          Remaining Unpaid Interest - B-3                            0.00

                          Interest Distribution - B-4                           34,175.35
                          Unpaid Interest - B-4                                      0.00
                          Remaining Unpaid Interest - B-4                            0.00

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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 Popular ABS Mortgage Pass-Through Trust 2005-1

                                 April 25, 2005
--------------------------------------------------------------------------------

                    Interest Reductions
                          Net Prepayment Interest Shortfalls                              0.00
                          Relief Act Reductions                                           0.00

                          Class AF-1 Interest Reduction                                   0.00
                          Class AF-2 Interest Reduction                                   0.00
                          Class AF-3 Interest Reduction                                   0.00
                          Class AF-5 Interest Reduction                                   0.00
                          Class AF-4 Interest Reduction                                   0.00
                          Class AF-6 Interest Reduction                                   0.00
                          Class AV-1A Interest Reduction                                  0.00
                          Class AV-1B Interest Reduction                                  0.00
                          Class AV-2 Interest Reduction                                   0.00
                          Class M-1 Interest Reduction                                    0.00
                          Class M-2 Interest Reduction                                    0.00
                          Class M-3 Interest Reduction                                    0.00
                          Class M-4 Interest Reduction                                    0.00
                          Class B-1 Interest Reduction                                    0.00
                          Class B-2 Interest Reduction                                    0.00
                          Class B-3 Interest Reduction                                    0.00
                          Class B-4 Interest Reduction                                    0.00

Sec. 4.03(a)(iii)   Available Funds Shortfall

                          Class AF-1 Available Funds Shortfall                            0.00
                          Class AF-2 Available Funds Shortfall                            0.00
                          Class AF-3 Available Funds Shortfall                            0.00
                          Class AF-4 Available Funds Shortfall                            0.00
                          Class AF-5 Available Funds Shortfall                            0.00
                          Class AF-6 Available Funds Shortfall                            0.00
                          Class AV-1A Available Funds Shortfall                           0.00
                          Class AV-1B Available Funds Shortfall                           0.00
                          Class AV-2 Available Funds Shortfall                            0.00
                          Class M-1 Available Funds Shortfall                             0.00
                          Class M-2 Available Funds Shortfall                             0.00
                          Class M-3 Available Funds Shortfall                             0.00
                          Class M-4 Available Funds Shortfall                             0.00
                          Class B-1 Available Funds Shortfall                             0.00
                          Class B-2 Available Funds Shortfall                             0.00
                          Class B-3 Available Funds Shortfall                             0.00
                          Class B-4 Available Funds Shortfall                             0.00

Sec. 4.03(a)(v)     Pool Principal Balances

                          Group I Beginning Pool Balance                        384,385,998.70
                          Group I Ending Pool Balance                           380,022,223.76
                          Group II-A Beginning Pool Balance                     189,034,006.24
                          Group II-A Ending Pool Balance                        186,297,047.92
                          Group II-B Beginning Pool Balance                      41,817,030.22
                          Group II-B Ending Pool Balance                         41,046,517.11

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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 Popular ABS Mortgage Pass-Through Trust 2005-1

                                 April 25, 2005
--------------------------------------------------------------------------------

                               Total Beginning Pool Balance                                           615,237,035.16
                               Total Ending Pool Balance                                              607,365,788.79

Sec. 4.03(a)(vi)         Servicing Fee

                               Group I Servicing Fee                                                      160,160.83
                               Group II-A Servicing Fee                                                    78,764.17
                               Group II-B Servicing Fee                                                    17,423.76

Sec. 4.03(a)(viii)       Delinquency Advances

                               Group I Delinquency Advances Included in Current Distribution                    0.00
                               Group I Recouped Advances Included in Current Distribution                       0.00
                               Group I Recouped Advances From Liquidations                                      0.00
                               Group I Aggregate Amount of Advances Outstanding                                 0.00

                               Group II-A Delinquency Advances Included in Current Distribution                 0.00
                               Group II-A Recouped Advances Included in Current Distribution                    0.00
                               Group II-A Recouped Advances From Liquidations                                   0.00
                               Group II-A Aggregate Amount of Advances Outstanding                              0.00

                               Group II-B Delinquency Advances Included in Current Distribution                 0.00
                               Group II-B Recouped Advances Included in Current Distribution                12,661.52
                               Group II-B Recouped Advances From Liquidations                                   0.00
                               Group II-B Aggregate Amount of Advances Outstanding                              0.00

Section 4.03(a)(ix) A    Group I,Group II-A, and Group II-B Loans Delinquent

      ----------------------------------------------------------------------
                                     Group 1
      ----------------------------------------------------------------------
         Period          Number           Principal Balance   Percentage
      ----------------------------------------------------------------------
        0-30 days           110               15,301,259.39         4.03%
      ----------------------------------------------------------------------
       31-60 days             8                  907,559.20         0.24%
      ----------------------------------------------------------------------
       61-90 days             4                  426,690.59         0.11%
      ----------------------------------------------------------------------
         91+days              0                        0.00         0.00%
      ----------------------------------------------------------------------
          Total             122               16,635,509.18         4.38%
      ----------------------------------------------------------------------

      ----------------------------------------------------------------------
                                     Group 2
      ----------------------------------------------------------------------
         Period          Number           Principal Balance   Percentage
      ----------------------------------------------------------------------
        0-30 days            51                7,132,955.13         3.83%
      ----------------------------------------------------------------------
       31-60 days             8                1,294,289.01         0.69%
      ----------------------------------------------------------------------
       61-90 days             6                  780,189.28         0.42%
      ----------------------------------------------------------------------
         91+days              2                  302,202.30         0.16%
      ----------------------------------------------------------------------
          Total              67                9,509,635.72         5.10%
      ----------------------------------------------------------------------

      ----------------------------------------------------------------------
                                     Group 3
      ----------------------------------------------------------------------
         Period          Number           Principal Balance   Percentage
      ----------------------------------------------------------------------
        0-30 days             6                1,519,178.61         3.70%
      ----------------------------------------------------------------------
       31-60 days             1                  521,576.38         1.27%
      ----------------------------------------------------------------------
       61-90 days             0                        0.00         0.00%
      ----------------------------------------------------------------------
         91+days              0                        0.00         0.00%
      ----------------------------------------------------------------------
          Total               7                2,040,754.99         4.97%
      ----------------------------------------------------------------------

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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 Popular ABS Mortgage Pass-Through Trust 2005-1

                                 April 25, 2005
--------------------------------------------------------------------------------

Sec. 4.03 (a)(ix) B    Group I,Group II-A, and Group II-B Loans in Foreclosure

    ------------------------------------------------------------------------
                                     Group 1
    ------------------------------------------------------------------------
    Number                Principal Balance          Percentage
    ------------------------------------------------------------------------
         0                             0.00                            0.00%
    ------------------------------------------------------------------------

    ------------------------------------------------------------------------
                                     Group 2
    ------------------------------------------------------------------------
    Number                Principal Balance          Percentage
    ------------------------------------------------------------------------
         0                             0.00                            0.00%
    ------------------------------------------------------------------------

    ------------------------------------------------------------------------
                                     Group 3
    ------------------------------------------------------------------------
    Number                Principal Balance          Percentage
    ------------------------------------------------------------------------
         0                             0.00                            0.00%
    ------------------------------------------------------------------------

Sec. 4.03(a)(x),(xi)   Group I,Group II-A, and Group II-B Loans in REO

    ------------------------------------------------------------------------
                                     Group 1
    ------------------------------------------------------------------------
    Number                Principal Balance          Percentage
    ------------------------------------------------------------------------
         0                             0.00                            0.00%
    ------------------------------------------------------------------------

    ------------------------------------------------------------------------
                                     Group 2
    ------------------------------------------------------------------------
    Number                Principal Balance          Percentage
    ------------------------------------------------------------------------
         0                             0.00                            0.00%
    ------------------------------------------------------------------------

    ------------------------------------------------------------------------
                                     Group 3
    ------------------------------------------------------------------------
    Number                Principal Balance          Percentage
    ------------------------------------------------------------------------
         0                             0.00                            0.00%
    ------------------------------------------------------------------------

                               Market Value of Group I REO Loans                                             0.00
                               Market Value of Group II-A REO Loans                                          0.00
                               Market Value of Group II-B REO Loans                                          0.00

Sec. 4.03(a)(xii)      Aggregate Stated Principal Balance of the Three Largest Loans

                               Group I Three Largest Loans                                           2,185,988.67
                               Group II-A Three Largest Loans                                        1,160,106.53
                               Group II-B Three Largest Loans                                        2,039,433.80

Sec. 4.03(a)(xiii)     Net WAC Cap Carryover

                               Class AF-1 Net WAC Cap Carryover Amounts Due                                  0.00
                               Class AF-1 Net WAC Cap Carryover Amounts Paid                                 0.00
                               Class AF-1 Net WAC Cap Carryover Remaining Amounts Due                        0.00
                               Class AV-1A Net WAC Cap Carryover Amounts Due                                 0.00
                               Class AV-1A Net WAC Cap Carryover Amounts Paid                                0.00
                               Class AV-1A Net WAC Cap Carryover Remaining Amounts Due                       0.00
                               Class AV-1B Net WAC Cap Carryover Amounts Due                                 0.00
                               Class AV-1B Net WAC Cap Carryover Amounts Paid                                0.00

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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 Popular ABS Mortgage Pass-Through Trust 2005-1

                                 April 25, 2005
--------------------------------------------------------------------------------

                                           Class AV-1B Net WAC Cap Carryover Remaining Amounts Due           0.00
                                           Class AV-2 Net WAC Cap Carryover Amounts Due                      0.00
                                           Class AV-2 Net WAC Cap Carryover Amounts Paid                     0.00
                                           Class AV-2 Net WAC Cap Carryover Remaining Amounts Due            0.00
                                           Class B-1 Net WAC Cap Carryover Amounts Due                       0.00
                                           Class B-1 Net WAC Cap Carryover Amounts Paid                      0.00
                                           Class B-1 Net WAC Cap Carryover Remaining Amounts Due             0.00
                                           Class B-2 Net WAC Cap Carryover Amounts Due                       0.00
                                           Class B-2 Net WAC Cap Carryover Amounts Paid                      0.00
                                           Class B-2 Net WAC Cap Carryover Remaining Amounts Due             0.00
                                           Class B-3 Net WAC Cap Carryover Amounts Due                       0.00
                                           Class B-3 Net WAC Cap Carryover Amounts Paid                      0.00
                                           Class B-3 Net WAC Cap Carryover Remaining Amounts Due             0.00
                                           Class B-4 Net WAC Cap Carryover Amounts Due                       0.00
                                           Class B-4 Net WAC Cap Carryover Amounts Paid                      0.00
                                           Class B-4 Net WAC Cap Carryover Remaining Amounts Due             0.00

Sec. 4.03(a)(xiv)           Aggregate Principal Balance of Balloon Loans
                            with Original Terms <= 36 Months and 60+ Contractually Past Due

                                           Group I Aggregate Principal Balance of Balloon Loans              0.00
                                           Group II-A Aggregate Principal Balance of Balloon Loans           0.00
                                           Group II-B Aggregate Principal Balance of Balloon Loans           0.00

Sec. 4.03 (a)(xv),(xxii)    Realized Losses

                                           Group I Current Period Realized Losses                            0.00
                                           Group I Cumulative Realized Losses                                0.00
                                           Group II-A Current Period Realized Losses                         0.00
                                           Group II-A Cumulative Realized Losses                             0.00
                                           Group II-B Current Period Realized Losses                         0.00
                                           Group II-B Cumulative Realized Losses                             0.00

Sec. 4.03 (a)(xvi)          Reserve Fund

                                           Beginning Balance of Reserve Fund                                 0.00
                                           Funds Withdrawn From Reserve Fund For Distribution                0.00
                                           Funds Deposited to Reserve Fund                                   0.00
                                           Ending Balance of Reserve Fund                                    0.00
                                           Yield Maintenance Payment for Class AV1A                          0.00
                                           Yield Maintenance Payment for Class AV1B                          0.00
                                           Yield Maintenance Payment for Class AV2                           0.00

Sec. 4.03 (a)(xvii)         Number of Loans Repurchased

                                           Group I Number of Loans Repurchased                               0.00
                                           Group II-A Number of Loans Repurchased                            0.00
                                           Group II-B Number of Loans Repurchased                            0.00


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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 Popular ABS Mortgage Pass-Through Trust 2005-1

                                 April 25, 2005
--------------------------------------------------------------------------------

Sec. 4.03 (a)(xviii)       Weighted Average Mortgage Rate of Outstanding Loans
                           (as of first day of related Due Period)

                                          Group I Weighted Average Mortgage Rate                                            7.31%
                                          Group II-A Weighted Average Mortgage Rate                                         6.82%
                                          Group II-B Weighted Average Mortgage Rate                                         6.78%

Sec. 4.03 (a)(xix)         Weighted Average Remaining Term of Outstanding Loans

                                          Group I Weighted Average Remaining Term                                            335
                                          Group II-A Weighted Average Remaining Term                                         356
                                          Group II-B Weighted Average Remaining Term                                         356

Sec. 4.03 (a)(xxi),(xxii),(xxiii) Overcollateralization Amounts

                                          Overcollateralization Amount                                              3,884,367.59
                                          Overcollateralization Target Amount                                      13,225,596.44
                                          Overcollateralization Release Amount                                              0.00
                                          Overcollateralization Deficiency Amount                                   9,341,228.85

Sec. 4.03 (a)(xxiv)        Trigger Events

                                          Has a Trigger Event Occurred and is continuing?                                     NO
                                          Cumulative Realized Losses as a percentage of the Original Pool Balance           0.00%
                                          Senior Enhancement Percentage                                                    20.32%
                                          Senior Specified Enhancement Percentage                                          44.10%

Sec. 4.03 (a)(xxv)         60+ Day Delinquent Loans

                                          60+ Day Delinquent Loans as a percentage of the current Pool Balance              0.25%

Sec. 4.03 (a)(xxvi)        Amount of Funds Collected by Trustee under Yield Maintenance Agreement                           0.00

                           Pre-Funded Amount                                                                                0.00
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